EXHIBIT 99
                                                                  ----------
EMC INSURANCE GROUP INC. REPORTS
2005 THIRD QUARTER RESULTS

  Third Quarter 2005
  Net Income Per Share -- $0.61
  Net Operating Income Per Share -- $0.56
  GAAP Combined Ratio - 100.1%

     DES MOINES, Iowa (October 27, 2005) - EMC Insurance Group Inc. (Nasdaq/NM:EMCI) today reported record third quarter operating income of $0.56 per share for the quarter ended September 30, 2005 compared to operating income of $0.10 per share for the third quarter of 2004 (1). Operating income for the nine months ended September 30, 2005 was $1.63 per share compared to $0.92 per share for the same period in 2004.

     Net income, including realized investment gains/losses, was $8,329,000 ($0.61 per share) for the third quarter of 2005 compared to $1,858,000 ($0.16 per share) for the third quarter of 2004. Net income for the nine months ended September 30, 2005 was $23,992,000 ($1.76 per share) compared to $13,673,000 ($1.18 per share) for the same period in 2004.

     "Though I am pleased to report record third quarter earnings, this achievement is overshadowed by the death and destruction caused by Hurricanes Katrina and Rita," stated President and CEO Bruce G. Kelley. "These devastating acts of nature will have a long-term, and perhaps permanent, impact on the lives of countless numbers of Americans and we extend our deepest sympathy to them."

     Premiums earned increased 18.1 percent to $103,414,000 for the three months ended September 30, 2005 from $87,588,000 for the same period in 2004. For the nine months ended September 30, 2005, premiums earned increased 21.1 percent to $308,911,000 from $255,031,000 for the same period in 2004. These increases are primarily attributed to the 6.5 percentage point increase in the Company's aggregate participation interest in the EMC Insurance Companies pooling arrangement that became effective January 1, 2005. As a result of this increase, the Company's aggregate participation in the pooling arrangement increased from 23.5 percent to 30.0 percent. The increase in premiums earned also reflects the impact of rate increases that were implemented in the property and casualty insurance business during 2004. On an overall basis, rate competition continued to increase moderately in the property and casualty insurance marketplace during the first nine months of 2005; however, there have been indications of more intense rate competition in select territories and lines of business.
Market conditions are expected to remain competitive for the remainder of the year, but some price firming is likely in certain lines of business and regions of the country due to the severe hurricane season.

     Investment income increased 37.6 percent to $10,573,000 for the three months and 36.1 percent to $29,705,000 for the nine months ended September 30, 2005 from $7,683,000 and $21,823,000 for the same periods in 2004.
These increases are primarily attributed to additional interest income earned on $107,801,000 of cash received from Employers Mutual Casualty Company in the first quarter of 2005 in connection with the change in the pooling arrangement and the $34,890,000 of net proceeds received in October 2004 from the Company's follow-on stock offering.

     The Company experienced $5,113,000 ($0.24 per share after tax) of favorable development on prior years' reserves during the third quarter of 2005 compared to adverse development of $2,512,000 ($0.14 per share after tax) in the third quarter of 2004. For the first nine months of 2005, the Company had favorable development on prior years' reserves of $8,948,000 ($0.43 per share after tax) compared to adverse development of $4,719,000 ($0.27 per share after tax) for the same period in 2004. The adverse development for the first nine months of 2004 includes $3,528,000 ($0.20 per share after tax) of bulk loss and settlement expense reserves that were established as a result of actuarial evaluations of the carried reserves in the property and casualty insurance segment.

     Catastrophe and storm losses increased 33.5 percent to $14,402,000 ($0.69 per share after tax) in the third quarter of 2005 from $10,790,000 ($0.61 per share after tax) in the third quarter of 2004. For the first nine months of 2005, catastrophe and storm losses totaled $23,008,000 ($1.10 per share after tax) compared to $19,002,000 ($1.07 per share after tax) for the same period in 2004. Total losses attributable to Hurricanes Katrina and Rita, including the effect of reinsurance reinstatement premiums and related commissions, amounted to $9,000,000 ($0.43 per share after tax).

     The Company's GAAP combined ratio was 100.1 percent in the third quarter of 2005 compared to 107.6 percent in the third quarter of 2004. For the first nine months of 2005, the GAAP combined ratio was 99.6 percent compared to 102.8 percent for the same period in 2004.

     At September 30, 2005, consolidated assets totaled $1.1 billion, including $0.9 billion in the investment portfolio; stockholders' equity was $246.1 million; and net book value of the Company's stock was $18.07 per share, an increase of 7.3 percent from $16.84 per share at December 31, 2004.

     Management lowered its 2005 operating earnings guidance to a range of $1.95 per share to $2.10 per share on October 11, 2005 as a result of the significant amount of catastrophe losses experienced during the third quarter. Based on current information, management reaffirms this revised guidance.

     The Company will host an earnings call on October 27, 2005. The teleconference will begin at 10:00 a.m. eastern time. Dial-in information for the call is toll-free 1-800-638-4930, passcode number 91828740. The event will be archived and available for digital replay through November 3, 2005. The replay access information is toll-free 1-888-286-8010; passcode number 31183790. A webcast of the teleconference will be presented by Thomson Financial and can be accessed at http://my.ccbn.com or from the Company's investor relations page at www.emcinsurance.com. The archived webcast will be available for one year. A transcript of the teleconference will also be available on the Company's website shortly after the completion of the teleconference.

     EMC Insurance Group Inc., the publicly-held insurance holding company of EMC Insurance Companies, owns subsidiaries with operations in property and casualty insurance and reinsurance. EMC Insurance Companies is one of the largest property and casualty entities in Iowa and among the top 60 insurance entities nationwide. For more information, visit our website www.emcinsurance.com.

     The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this report is based on management's current beliefs, assumptions and expectations of the Company's future performance, taking into account all information currently available to management. These beliefs, assumptions and expectations can change as the result of many possible events or factors, not all of which are known to management. If a change occurs, the Company's business, financial condition, liquidity, results of operations, plans and objectives may vary materially from those expressed in the forward-looking statements. The risks and uncertainties that may affect the actual results of the Company include, but are not limited to the following: catastrophic events and the occurrence of significant severe weather conditions; the adequacy of loss and settlement expense reserves; state and federal legislation and regulations; changes in our industry, interest rates or the performance of financial markets and the general economy; rating agency actions and other risks and uncertainties inherent to the Company's business. When the Company uses the words "believe", "expect", "anticipate", "estimate", or similar expressions, it intends to identify forward-looking statements. You should not place undue reliance on these forward-looking statements.

     (1)The Company uses a non-GAAP financial measure called "operating income" that management believes is useful to investors because it illustrates the performance of our normal, ongoing operations, which is important in understanding and evaluating our financial condition and results of operations. While this measure is consistent with measures utilized by investors to evaluate performance, it is not a substitute for the U.S. GAAP financial measure of net income. Therefore, the Company has provided a reconciliation of this non-GAAP financial measure to the U.S. GAAP financial measure of net income in the Consolidated Statements of Income schedule contained in this release. Management also uses non-GAAP financial measures for goal setting, determining employee and senior management awards and compensation, and evaluating performance.


CONSOLIDATED STATEMENT OF INCOME - UNAUDITED

                          Property
Quarter Ended           and Casualty                 Parent
September 30,2005        Insurance    Reinsurance   Company     Consolidated
-----------------------------------------------------------------------------
Revenues:
  Premiums earned ..... $ 79,810,370 $ 23,603,919 $          - $  103,414,289
  Investment income,
    net ...............    7,718,777    2,806,335       48,106     10,573,218
  Other income ........      150,022            -            -        150,022
                        ------------ ------------ ------------ --------------
                          87,679,169   26,410,254       48,106    114,137,529
                        ------------ ------------ ------------ --------------
Losses and expenses:
  Losses and settlement
    expenses ..........   53,698,678   15,892,060            -     69,590,738
  Dividends to
    policyholders .....    2,414,677            -            -      2,414,677
  Amortization of
    deferred policy
    acquisition costs     17,008,632    4,540,691            -     21,549,323
  Other underwriting
    expenses ..........    8,067,446    1,871,146            -      9,938,592
  Interest expense ....      193,125       84,975            -        278,100
  Other expenses ......      191,483            -      148,349        339,832
                        ------------ ------------ ------------ --------------
                          81,574,041   22,388,872      148,349    104,111,262
                        ------------ ------------ ------------ --------------
    Operating income
      (loss) before
      income taxes ....    6,105,128    4,021,382     (100,243)    10,026,267
                        ------------ ------------ ------------ --------------
Realized investment
  gains ...............    1,118,975       65,974            -      1,184,949
                        ------------ ------------ ------------ --------------
    Income (loss)
      before income
      taxes ...........    7,224,103    4,087,356     (100,243)    11,211,216
                        ------------ ------------ ------------ --------------
Income tax expense
  (benefit):
    Current ...........    2,050,209    1,567,701      (34,798)     3,583,112
    Deferred ..........     (122,216)    (578,401)           -       (700,617)
                        ------------ ------------ ------------ --------------
                           1,927,993      989,300      (34,798)     2,882,495
                        ------------ ------------ ------------ --------------
      Net income (loss) $  5,296,110 $  3,098,056 $    (65,445)$    8,328,721
                        ============ ============ ============ ==============
Average shares
  outstanding .........                                            13,609,562
Per Share Data:
---------------
  Net income (loss)
   per share
   - basic and diluted  $       0.39 $       0.23 $      (0.01)$         0.61
  Decrease in
    provision for
    insured events of
    prior years (after
    tax) .............. $       0.23 $       0.01 $          - $         0.24
  Catastrophe and storm
    losses (after tax)  $      (0.56)$      (0.13)$          - $        (0.69)
  Dividends per share                                          $         0.15
Other Information of
  Interest:
--------------------
  Written premium ..... $ 95,774,591 $ 23,892,322 $          - $  119,666,913
Decrease in
    provision for
    insured events of
    prior years ....... $ (4,772,990)$   (339,822)$          - $   (5,112,812)
  Catastrophe and storm
    losses ............ $ 11,582,361 $  2,820,052 $          - $   14,402,413
  GAAP Combined Ratio:
    Loss ratio ........        67.3%        67.3%            -          67.3%
    Expense ratio .....        34.4%        27.2%            -          32.8%
                        ------------ ------------ ------------ --------------
                              101.7%        94.5%            -         100.1%
                        ============ ============ ============ ==============


                          Property
Quarter Ended           and Casualty                 Parent
September 30,2004         Insurance   Reinsurance   Company     Consolidated
-----------------------------------------------------------------------------
Revenues:
  Premiums earned ..... $ 63,339,332 $ 24,248,659 $          - $   87,587,991
  Investment income,
    net ...............    5,321,217    2,329,909       31,926      7,683,052
  Other income ........      136,227            -            -        136,227
                        ------------ ------------ ------------ --------------
                          68,796,776   26,578,568       31,926     95,407,270
                        ------------ ------------ ------------ --------------
Losses and expenses:
  Losses and settlement
    expenses ..........   51,926,670   13,764,894            -     65,691,564
  Dividends to
    policyholders .....    1,127,104            -            -      1,127,104
  Amortization of
    deferred policy
    acquisition costs     13,177,289    5,119,890            -     18,297,179
  Other underwriting
    expenses ..........    6,641,026    2,466,417            -      9,107,443
  Interest expense ....      193,125       84,975            -        278,100
  Other expenses ......      171,959            -      140,289        312,248
                        ------------ ------------ ------------ --------------
                          73,237,173   21,436,176      140,289     94,813,638
                        ------------ ------------ ------------ --------------
    Operating income
      (loss) before
      income taxes ....   (4,440,397)   5,142,392     (108,363)       593,632
                        ------------ ------------ ------------ --------------
Realized investment
  gains ...............      785,491      262,627            -      1,048,118
                        ------------ ------------ ------------ --------------
    Income (loss)
      before income
      taxes ...........   (3,654,906)   5,405,019     (108,363)     1,641,750
                        ------------ ------------ ------------ --------------
Income tax expense
  (benefit):
    Current ...........   (1,681,367)   1,956,321      (35,863)       239,091
    Deferred ..........      (45,261)    (407,616)      (2,924)      (455,801)
                        ------------ ------------ ------------ --------------
                          (1,726,628)   1,548,705      (38,787)      (216,710)
                        ------------ ------------ ------------ --------------
      Net income (loss) $ (1,928,278)$  3,856,314 $    (69,576)$    1,858,460
                        ============ ============ ============ ==============
Average shares
  outstanding .........                                            11,561,870

Per Share Data:
---------------
  Net income (loss)
   per share
   - basic and diluted  $      (0.16)$       0.33 $      (0.01)$         0.16
  (Increase) decrease
    in provision for
    insured events of
    prior years (after
    tax) .............. $      (0.34)$       0.20 $          - $        (0.14)
  Catastrophe and storm
    losses (after tax)  $      (0.28)$      (0.33)$          - $        (0.61)
  Dividends per share                                          $         0.15

Other Information of
  Interest:
--------------------
  Written premium ..... $ 76,232,406 $ 23,793,866 $          - $  100,026,272
Increase (decrease)
    in provision for
    insured events of
    prior years ....... $  6,017,129 $ (3,504,920)$          - $    2,512,209
  Catastrophe and storm
    losses ............ $  4,931,161 $  5,859,245 $          - $   10,790,406
  GAAP Combined Ratio:
    Loss ratio ........        82.0%        56.8%            -          75.0%
    Expense ratio .....        33.1%        31.3%            -          32.6%
                        ------------ ------------ ------------ --------------
                              115.1%        88.1%            -         107.6%
                        ============ ============ ============ ==============

                          Property
Nine Months Ended       and Casualty                 Parent
September 30, 2005        Insurance   Reinsurance   Company     Consolidated
-----------------------------------------------------------------------------
Revenues:
  Premiums earned ..... $240,705,969 $ 68,204,599 $          - $  308,910,568
  Investment income,
    net ...............   21,548,347    7,966,786      190,332     29,705,465
  Other income ........      393,692            -            -        393,692
                        ------------ ------------ ------------ --------------
                         262,648,008   76,171,385      190,332    339,009,725
                        ------------ ------------ ------------ --------------
Losses and expenses:
  Losses and settlement
    expenses ..........  159,948,086   46,029,336            -    205,977,422
  Dividends to
    policyholders .....    4,756,749            -            -      4,756,749
  Amortization of
    deferred policy
    acquisition costs     53,704,211   14,053,073            -     67,757,284
  Other underwriting
    expenses ..........   24,206,788    4,823,565            -     29,030,353
  Interest expense ....      579,375      254,925            -        834,300
  Other expenses ......      610,332            -      644,020      1,254,352
                        ------------ ------------ ------------ --------------
                         243,805,541   65,160,899      644,020    309,610,460
                        ------------ ------------ ------------ --------------
    Operating income
      (loss) before
      income taxes ....   18,842,467   11,010,486     (453,688)    29,399,265
                        ------------ ------------ ------------ --------------
Realized investment
  gains (losses) ......    2,797,636      (51,008)           -      2,746,628
                        ------------ ------------ ------------ --------------
    Income (loss)
      before income
      taxes ...........   21,640,103   10,959,478     (453,688)    32,145,893
                        ------------ ------------ ------------ --------------
Income tax expense
  (benefit):
    Current ...........    8,137,913    2,909,673     (178,637)    10,868,949
    Deferred ..........   (2,528,953)    (205,064)      18,986     (2,715,031)
                        ------------ ------------ ------------ --------------
                           5,608,960    2,704,609     (159,651)     8,153,918
                        ------------ ------------ ------------ --------------
      Net income (loss) $ 16,031,143 $  8,254,869 $   (294,037)$   23,991,975
                        ============ ============ ============ ==============
Average shares
  outstanding .........                                            13,598,955
Per Share Data:
---------------
  Net income (loss) per
   share
   - basic and diluted  $       1.17 $       0.61 $      (0.02)$         1.76
  Decrease in
    provision for
    insured events of
    prior years (after
    tax) .............. $       0.43 $          - $          - $         0.43
  Catastrophe and storm
    losses (after tax)  $      (0.91)$      (0.19)$          - $        (1.10)
  Dividends per share                                          $         0.45
  Book value per share                                         $        18.07
Effective tax rate ....                                                 25.4%
Net income as a
  percent of beg. SH
  equity (annualized)                                                   14.0%

Other Information of
  Interest:
--------------------
  Written premium ..... $285,981,321 $ 66,899,913 $          - $  352,881,234
Decrease in
    provision for
    insured events of
    prior years ....... $ (8,875,923)$    (72,467)$          - $   (8,948,390)
  Catastrophe and storm
    losses ............ $ 19,122,482 $  3,885,723 $          - $   23,008,205
  GAAP Combined Ratio:
    Loss ratio ........        66.4%        67.5%            -          66.7%
    Expense ratio .....        34.4%        27.7%            -          32.9%
                        ------------ ------------ ------------ --------------
                              100.8%        95.2%            -          99.6%
                        ============ ============ ============ ==============


                          Property
Nine Months Ended       and Casualty                 Parent
September 30, 2004        Insurance   Reinsurance   Company     Consolidated
-----------------------------------------------------------------------------
Revenues:
  Premiums earned ..... $186,908,651 $ 68,121,909 $          - $  255,030,560
  Investment income,
    net ...............   14,841,998    6,922,873       57,821     21,822,692
  Other income ........      477,818            -            -        477,818
                        ------------ ------------ ------------ --------------
                         202,228,467   75,044,782       57,821    277,331,070
                        ------------ ------------ ------------ --------------
Losses and expenses:
  Losses and settlement
    expenses ..........  136,797,010   43,503,180            -    180,300,190
  Dividends to
    policyholders .....    2,990,727            -            -      2,990,727
  Amortization of
    deferred policy
    acquisition costs     40,371,870   14,245,132            -     54,617,002
  Other underwriting
    expenses ..........   20,302,061    4,080,251            -     24,382,312
  Interest expense ....      579,375      254,925            -        834,300
  Other expenses ......      580,422            -      474,781      1,055,203
                        ------------ ------------ ------------ --------------
                         201,621,465   62,083,488      474,781    264,179,734
                        ------------ ------------ ------------ --------------
    Operating income
      (loss) before
      income taxes ....      607,002   12,961,294     (416,960)    13,151,336
                        ------------ ------------ ------------ --------------
Realized investment
  gains ...............    3,527,524    1,102,229            -      4,629,753
                        ------------ ------------ ------------ --------------
    Income (loss)
      before income
      taxes ...........    4,134,526   14,063,523     (416,960)    17,781,089
                        ------------ ------------ ------------ --------------
Income tax expense
  (benefit):
    Current ...........      440,163    4,460,567     (348,901)     4,551,829
    Deferred ..........     (306,207)    (340,130)     202,106       (444,231)
                        ------------ ------------ ------------ --------------
                             133,956    4,120,437     (146,795)     4,107,598
                        ------------ ------------ ------------ --------------
      Net income (loss) $  4,000,570 $  9,943,086 $   (270,165)$   13,673,491
                        ============ ============ ============ ==============
Average shares
  outstanding .........                                            11,547,544

Per Share Data:
---------------
  Net income (loss)
   per share
   - basic and diluted  $       0.34 $       0.86 $      (0.02)$         1.18
  (Increase) decrease
    in provision for
    insured events of
    prior years (after
    tax) .............. $      (0.54)$       0.28 $          - $        (0.26)
  Catastrophe and storm
    losses (after tax)  $      (0.72)$      (0.35)$          - $        (1.07)
  Dividends per share                                          $         0.45
  Book value per share                                         $        16.43
Effective tax rate ....                                                 23.1%
Net income as a percent
  of beg. SH equity
  (annualized) ........                                                 10.1%

Other Information of
  Interest:
--------------------
  Written premium ..... $203,376,393 $ 70,313,393 $          - $  273,689,786
Increase (decrease)
    in provision for
    insured events of
    prior years ....... $  9,706,229 $ (4,986,820)$          - $    4,719,409
  Catastrophe and storm
    losses ............ $ 12,833,109 $  6,168,986 $          - $   19,002,095
  GAAP Combined Ratio:
    Loss ratio ........        73.2%        63.9%            -          70.7%
    Expense ratio .....        34.1%        26.9%            -          32.1%
                        ------------ ------------ ------------ --------------
                              107.3%        90.8%            -         102.8%
                        ============ ============ ============ ==============

NET WRITTEN PREMIUMS
                                   Three Months Ended September 30, 2005
                               --------------------------------------------
                                                             Percent of
                                                         Increase/(Decrease)
                                Percent of Net             in Net Written
                               Written Premiums                Premiums
                               ----------------          ------------------
Property and Casualty
 Insurance
  Commercial Lines:
   Automobile ..................       16.7%                     (1.9%)
   Liability ...................       16.6%                      2.3%
   Property ....................       16.1%                      2.6%
   Workers' Compensation .......       17.5%                     (4.7%)
   Other .......................        1.9%                     25.0%
                                   --------
     Total .....................       68.8%                      0.0%

  Personal Lines:
   Automobile ..................        5.7%                    (12.9%)
   Property ....................        5.3%                     (7.7%)
   Liability ...................        0.2%                      1.3%
                                   --------
     Total .....................       11.2%                    (10.3%)

Reinsurance ....................       20.0%                     (0.4%)
                                   --------
     Total .....................      100.0%
                                   ========

                                   Nine Months Ended September 30, 2005
                               --------------------------------------------
                                                             Percent of
                                                         Increase/(Decrease)
                                Percent of Net             in Net Written
                              Written Premiums (a)          Premiums (a)
                              ------------------         ------------------
Property and Casualty
 Insurance
  Commercial Lines:
   Automobile ..................       17.8%                     (2.4%)
   Liability ...................       16.8%                      3.6%
   Property ....................       15.2%                      2.9%
   Workers' Compensation .......       15.3%                     (3.6%)
   Other .......................        1.8%                     22.7%
                                   --------
     Total .....................       66.9%                      0.5%

  Personal Lines:
   Automobile ..................        6.8%                    (12.1%)
   Property ....................        5.4%                     (4.4%)
   Liability ...................        0.2%                      3.3%
                                   --------
     Total .....................       12.4%                     (8.7%)

Reinsurance ....................       20.7%                     (4.9%)
                                   --------
     Total .....................      100.0%
                                   ========
(a) Excludes January 1, 2005 portfolio adjustment of $29,630,612 related to the change in the Company's aggregate participation in the pooling arrangement.


CONSOLIDATED BALANCE SHEETS - UNAUDITED
                                                  September 30,  December 31,
                                                       2005          2004
                                                 --------------  ------------
ASSETS
Investments:
  Fixed maturities:
    Securities held-to-maturity, at amortized
      cost (fair value $17,786,192 and
      $16,908,726) ............................. $   17,275,657  $ 15,895,607
    Securities available-for-sale, at fair value
     (amortized cost $746,156,565 and
     $541,401,950) .............................    762,785,981   565,000,931
  Fixed maturity securities on loan:
    Securities held-to-maturity, at amortized
      cost (fair value $2,683,444 and
      $13,684,880) .............................      2,625,611    13,310,264
    Securities available-for-sale, at fair value
      (amortized cost $1,343,381 and
      $54,389,046)  ............................      1,379,635    54,653,472
  Equity securities available-for-sale, at fair
    value (cost $62,382,022 and $59,589,434) ...     87,193,363    78,692,893
  Other long-term investments, at cost .........      4,340,451     5,550,093
  Short-term investments, at cost ..............     48,432,174    46,238,853
                                                 --------------  ------------
      Total investments ........................    924,032,872   779,342,113

Balances resulting from related party
  transactions with Employers Mutual:
     Reinsurance receivables ...................     42,154,166    26,316,358
     Prepaid reinsurance premiums ..............      5,556,024     3,682,676
     Deferred policy acquisition costs .........     37,694,582    27,940,583
     Defined benefit retirement plan, prepaid
       asset ...................................      1,645,822     2,684,463
     Other assets ..............................      2,614,694     1,877,564
     Indebtedness of related party .............     28,569,359             -

Cash ...........................................        242,906        61,088
Accrued investment income ......................      9,869,383     8,726,292
Accounts receivable (net of allowance for
  uncollectible accounts of $0 and $0) .........        227,472       216,836
Income taxes recoverable .......................              -     3,399,485
Deferred income taxes ..........................     12,740,673     9,504,193
Goodwill, at cost less accumulated amortization
  of $2,616,234 and $2,616,234 .................        941,586       941,586
Securities lending collateral ..................      4,229,328    70,122,695
                                                 --------------  ------------
       Total assets ............................ $1,070,518,867  $934,815,932
                                                 ==============  ============

LIABILITIES
Balances resulting from related party
  transactions with Employers Mutual:
      Losses and settlement expenses ........... $  556,081,348  $429,677,302
      Unearned premiums ........................    177,482,037   131,589,365
      Other policyholders' funds ...............      3,871,503     2,825,809
      Surplus notes payable ....................     36,000,000    36,000,000
      Indebtedness to related party ............              -     6,058,848
      Employee retirement plans ................     13,208,712     9,764,406
      Other liabilities ........................     32,426,459    20,304,475

Income taxes payable ...........................      1,101,283             -
Securities lending obligation ..................      4,229,328    70,122,695
                                                 --------------  ------------
        Total liabilities ......................    824,400,670   706,342,900
                                                 --------------  ------------
STOCKHOLDERS' EQUITY
Common stock, $1 par value,
  authorized 20,000,000 shares;
  issued and outstanding, 13,617,005 shares
  in 2005 and 13,568,945 shares in 2004 ........     13,617,005    13,568,945
Additional paid-in capital .....................    104,335,075   103,467,293
Accumulated other comprehensive income .........     26,960,056    27,928,463
Retained earnings ..............................    101,206,061    83,508,331
                                                 --------------  ------------
      Total stockholders' equity ...............    246,118,197   228,473,032
                                                 --------------  ------------
      Total liabilities and stockholders' equity $1,070,518,867  $934,815,932
                                                 ==============  ============

The Company had total cash and invested assets with a carrying value of $924.3 million and $779.4 million as of September 30, 2005 and December 31, 2004, respectively. The following table summarizes the Company's cash and invested assets as of the dates indicated:

                                                Percent of
($ in thousands)       Amortized                 Total at    Carrying
September 30, 2005        Cost     Fair Value   Fair Value     Value
-------------------    ---------   ----------   ----------   --------
Fixed maturities,
  held-to-maturity .... $ 19,901     $ 20,470        2.2%    $ 19,901
Fixed maturities,
  available-for-sale ..  747,500      764,166       82.6%     764,166
Equity securities,
  available-for-sale ..   62,382       87,193        9.4%      87,193
Cash ..................      243          243          -          243
Short-term investments    48,432       48,432        5.3%      48,432
Other long-term
  investments .........    4,340        4,340        0.5%       4,340
                        --------     --------      -----     --------
                        $882,798     $924,844      100.0%    $924,275
                        ========     ========      =====     ========

                                                Percent of
($ in thousands)        Amortized                Total at    Carrying
December 31, 2004         Cost     Fair Value   Fair Value     Value
-------------------    ---------   ----------   ----------   --------
Fixed maturities,
  held-to-maturity .... $ 29,206     $ 30,594        3.9%    $ 29,206
Fixed maturities,
  available-for-sale ..  595,791      619,654       79.4%     619,654
Equity securities,
  available-for-sale ..   59,589       78,693       10.1%      78,693
Cash ..................       61           61          -           61
Short-term investments    46,239       46,239        5.9%      46,239
Other long-term
  investments .........    5,550        5,550        0.7%       5,550
                        --------     --------      -----     --------
                        $736,436     $780,791      100.0%    $779,403
                        ========     ========      =====     ========

The amortized cost and estimated fair values of fixed maturity and equity securities at September 30, 2005 were as follows:

                                              Held-To-Maturity
                               ----------------------------------------------
                                             Gross        Gross     Estimated
                               Amortized   Unrealized   Unrealized     Fair
($ in thousands)                  Cost       Gains        Losses      Value
                               ---------   ----------   ----------  ---------
U.S. treasury securities and
  obligations of U.S.
  government corporations
  and agencies .............   $  19,018   $      499   $        -  $  19,517
Mortgage-backed securities           883           70            -        953
                               ---------   ----------   ----------  ---------
    Total securities
      held-to-maturity .....   $  19,901   $      569   $        -  $  20,470
                               =========   ==========   ==========  =========

                                              Available-For-Sale
                               ----------------------------------------------
                                             Gross        Gross     Estimated
                               Amortized   Unrealized   Unrealized     Fair
($ in thousands)                  Cost       Gains        Losses      Value
                               ---------   ----------   ----------  ---------
U.S. treasury securities and
  obligations of U.S.
  government corporations
  and agencies .............  $  297,464   $       35   $    2,052  $ 295,447
Obligations of states and
  political subdivisions ...     251,065       11,033           42    262,056
Mortgage-backed securities        10,176          457            -     10,633
Public utilities ...........       6,004          582            -      6,586
Debt securities issued by
  foreign governments ......       7,078          129            -      7,207
Corporate securities .......     175,713        7,345          821    182,237
                              ----------   ----------   ----------  ---------
    Total fixed maturity
      securities ...........     747,500       19,581        2,915    764,166
                              ----------   ----------   ----------  ---------
Equity securities
  Common stocks ............      61,882       25,950        1,149     86,683
  Non-redeemable preferred
    stocks .................         500           10            -        510
                              ----------   ----------   ----------  ---------
  Total equity securities ..      62,382       25,960        1,149     87,193
                              ----------   ----------   ----------  ---------
    Total securities
      available-for-sale      $  809,882   $   45,541   $    4,064  $ 851,359
                              ==========   ==========   ==========  =========